                                   VAN KAMPEN
                                   VALUE FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                             VAN KAMPEN VALUE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights .................................................    11
Notes to Financial Statements.........................................    12

MSVL SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies-- suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 Stock Index actually losing 3.45 percent during the 12-month period.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)
THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Equipment                      18.5%
Consumer Products - Miscellaneous      32.6%
Energy                                  4.1%
Finance                                25.7%
Materials                               3.7%
Services                                7.0%
Short-Term Investments                  7.8%
Other                                   0.6%

                                                    TOTAL RETURNS**
                          -------------------------------------------------------------------
                                                                            AVERAGE ANNUAL
                              SIX MONTHS               ONE YEAR             SINCE INCEPTION
                          -------------------     -------------------     -------------------
                           WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT
                           SALES       SALES       SALES       SALES       SALES       SALES
                          CHARGE*     CHARGE      CHARGE*     CHARGE      CHARGE*     CHARGE
---------------------------------------------------------------------------------------------
Class A Shares            -12.19%      -6.86%      -8.02%      -2.37%      -4.28%      -0.39%
---------------------------------------------------------------------------------------------
Class B Shares            -11.83%      -7.28%      -7.91%      -3.17%      -3.76%      -1.15%
---------------------------------------------------------------------------------------------
Class C Shares             -8.01%      -7.10%      -4.02%      -3.07%      -1.14%      -1.14%
---------------------------------------------------------------------------------------------
S&P 500 Index                N/A        9.22%        N/A       28.57%        N/A       24.17%
---------------------------------------------------------------------------------------------

 * The returns above with sales charge are calculated using the applicable sales charge for Class A shares and applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS. THE S&P 500 INDEX ASSUMES DIVIDENDS ARE REINVESTED.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                       PERCENT OF
ISSUER                                SECTOR           NET ASSETS
------------------------------  -------------------  ---------------
General Motors Corp.            Consumer Products -
                                   Miscellaneous             3.9%
International Business          Consumer Products -
 Machines Corp.                    Miscellaneous             3.0%
Ford Motor Co.                  Consumer Products -
                                   Miscellaneous             2.9%
Chase Manhattan Corp.                 Finance                2.7%
First Union Corp.                     Finance                2.5%

                              TOP FIVE SECTORS
                                                      VALUE     PERCENT OF
                              SECTOR                  (000)     NET ASSETS
                              --------------------  ---------  -------------
                              Consumer Products -
                               Miscellaneous          $90,468        32.6%
                              Finance                  71,269        25.7%
                              Capital Equipment        51,168        18.5%
                              Services                 19,453         7.0%
                              Energy                   11,318         4.1%

The Van Kampen Value Fund seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk. The Fund invests in a diversified portfolio of common stocks and other equity securities that are believed to be undervalued on the basis of key valuation parameters, including price-to-earnings (P/E), price-to-sales, and price-to-cash flow ratios. In general, the Fund benefits from investing in the stocks of companies with relative valuations below that which is merited based upon the company's relative growth and profit characteristics.
PERFORMANCE
For the six months ended December 31, 1998, the Van Kampen Value Fund returned -6.86 percent versus 9.22 percent for the Standard & Poor's 500 Index. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market.
Both stock selection and sector allocation contributed to the significant underperformance of the portfolio. Relative performance was affected by poor stock selection, particularly in health care, technology, and telephone services. The Fund's overweighting in many cyclical sectors, such as heavy industry, consumer durables, transportation, and basic materials, also hurt relative performance. In addition, we were significantly overweighted in the economically sensitive and financial-service sectors, which substantially underperformed the Fund's benchmark. Individual holdings in the heavy industry, technology, health care, and retail sectors generated the bulk of the underperformance in stock selection.
MARKET OVERVIEW
The year was extraordinary in that every investment style and strategy employed by the Fund significantly underperformed its counterpart. For example, stocks with high P/E ratios significantly outperformed stocks with low P/Es, growth stocks outperformed value stocks, stable/defensive stocks outperformed cyclical/economically sensitive stocks, and mega-cap stocks significantly outperformed large-cap stocks. Despite these challenges, the Fund remained true to its investment objectives, because we have confidence that doing so should be rewarding in the long run.

                                                              ------------------
                                                                    3

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

STRATEGY

As stated above, high-P/E stocks outperformed low-P/E stocks. The Fund simply cannot own most of the very high-P/E stocks in any sector--including energy, health care, telephones, food, personal care, technology, and heavy industry; to do so would violate our low-P/E discipline. As a result, the Fund's performance suffered.

Our discipline precluded ownership of many stable, growth industries. It should be noted that our valuation discipline precluded us from owning many of the currently "hot" sectors of the stock market. Health care, technology, and telecommunication services were three top-performing sectors in which we had few opportunities to invest during the period. Currently, we hold positions in IBM, Avnet, Arrow Electronics, Tektronix, and First Data. But new positions in technology stocks were and continue to be very difficult to establish within the context of our valuation discipline. Technology companies with good fundamentals generally have high valuations, as do the large number of technology companies without profits. The Fund's underweighting in the technology sector versus the S&P 500 was its largest since 1990. We believe that the current "techmania" will run its course as investors face deteriorating fundamentals for technology-related capital spending as well as spending uncertainties related to the "Year 2000" computer problem. We look forward to using any period of relative weakness to reestablish larger holdings in the sector.

For a value portfolio, the Fund was light on energy and utility shares. Fundamental earnings problems resulting from plunging energy prices prevented us from expanding our positions in this sector. Electric utilities remained a large component of our low P/E investible universe, while representing a much smaller part of the portfolio. We continue to have doubts regarding the industry's ability to weather the shift from a monopolistic to a competitive environment without suffering serious earnings problems. Telephone utilities are conceptually appealing to us, but Bell Atlantic is the only company we can own due to our value-investing requirements. The company represented one of our top ten holdings at 2 percent of the portfolio.

Our current investment strategy reflects the sector breakdown of the low-P/E universe. Our largest sector allocations remain in sectors with economic sensitivity such as consumer durables, transportation, heavy industry, and basic materials as well as the financial-services sector. This sector allocation remains consistent with that used in 1998, although we believe it will generate much more acceptable relative performance in the year ahead. Financials, cyclicals, and retail stocks constituted about 80 percent of the Fund's investible universe, and these industries are therefore heavily represented in our portfolio.

It is difficult to categorize our outlook for the equity market because, arguably, a homogeneous stock market does not exist anymore. In most sectors of the S&P 500, the largest large-cap stocks appear quite expensive, especially relative to declining earnings growth rates and negative earnings estimate revisions.

While the S&P 500 itself appears richly priced, many of the remaining companies in the stock market appear to offer reasonable value. Large-cap, economically sensitive companies of all industries offer attractive values. Just note the portfolio of high-quality companies we have constructed with a current P/E ratio of 12.5 times estimated earnings. They may be shunned by domestic investors, but American auto, airline, capital goods, basic materials, and financial companies are world-class businesses with attractive growth and profitability characteristics. Similar industries in other developed countries' equity markets currently trade for significantly higher absolute valuations. For example, German auto and basic materials companies and Japanese machinery and financials trade for 20 times earnings and up. Obviously, the current American disdain for economic and interest rate sensitivity is not universally shared. Although not a primary focus of the portfolio, small and mid-cap stocks appear quite reasonably priced to us as well.

OUTLOOK

As for the outlook for low-P/E investing, we continue to have faith in the philosophy and processes that have generated significant returns over time. Low-P/E investing periodically has poor years.

--------------
           4

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

Though quite remarkable in relative magnitude, the past five quarters represent one such period. Unless the laws of large numbers and supply and demand are repealed in the business world, we believe modestly valued companies with average growth prospects should continue to generate attractive relative returns over the full market cycle. Value investing in general, and low-P/E investing in particular, should come into favor again. Market conditions today are reminiscent of 1972, the heyday for the "pay any price for growth" days. After that enthusiasm for growth investing waned, value investing thrived and substantially outperformed the growth style during the next ten years.

It remains our belief that the market can not ignore for much longer these compelling valuation characteristics. As in the past, patient investors in value stocks may be well-rewarded when market rotation again favors those stocks that meet our low-P/E value criteria.

Richard Behler           Nicholas Kovich          Robert Marcin
PORTFOLIO MANAGER        PORTFOLIO MANAGER        PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------

COMMON STOCKS (91.6%)
  CAPITAL EQUIPMENT (18.5%)
    CHEMICALS--DIVERSIFIED (1.3%)
          96,780   Rohm & Haas Co...................................  $  2,916
          29,700   The Lubrizol Corp................................       763
                                                                      --------
                                                                         3,679
                                                                      --------
    CONSTRUCTION & HOUSING (1.4%)
         113,020   Owens Corning....................................     4,005
                                                                      --------
    ELECTRIC UTILITIES (2.2%)
          54,880   DTE Energy Co....................................     2,353
          55,990   Entergy Corp.....................................     1,743
          68,400   Southern Co......................................     1,988
                                                                      --------
                                                                         6,084
                                                                      --------
    ELECTRONIC COMPONENTS--MISCELLANEOUS (3.6%)
      (a)125,060   Arrow Electronics, Inc...........................     3,338
          52,500   Avnet, Inc.......................................     3,176
         114,610   Tektronix, Inc...................................     3,445
                                                                      --------
                                                                         9,959
                                                                      --------
    HEALTHCARE--MEDICAL DEVICE (1.5%)
          76,230   Beckman Coulter, Inc.............................     4,135
                                                                      --------
    INDUSTRIAL COMPONENTS (1.2%)
         109,590   Aeroquip-Vickers, Inc............................     3,281
                                                                      --------
    MACHINERY & ENGINEERING (4.7%)
         126,600   Case Corp........................................     2,761
         109,200   Cummins Engine...................................     3,877
             300   Deere & Co.......................................        10
         141,660   Harnischfeger Industries, Inc....................     1,443
          67,550   Kennametal, Inc..................................     1,435
         105,525   Parker-Hannifin Corp.............................     3,456
                                                                      --------
                                                                        12,982
                                                                      --------
    MANUFACTURING (2.1%)
          20,500   Eaton Corp.......................................     1,449
       (a)32,210   FMC Corp.........................................     1,804
          52,870   Tecumseh Products Co. 'A'........................     2,465
                                                                      --------
                                                                         5,718
                                                                      --------
    PROFESSIONAL SERVICES (0.5%)
         179,670   Olsten Corp......................................     1,325
                                                                      --------
  TOTAL CAPITAL EQUIPMENT...........................................    51,168
                                                                      --------
  CONSUMER PRODUCTS--MISCELLANEOUS (32.6%)
    AUTOMOBILES (11.1%)
          88,890   Dana Corp........................................     3,633
         137,330   Ford Motor Co....................................     8,060
         152,580   General Motors Corp..............................    10,919
          98,200   Goodyear Tire & Rubber Co........................     4,953
          59,260   TRW, Inc.........................................     3,330
                                                                      --------
                                                                        30,895
                                                                      --------
    CONSUMER SERVICES (3.4%)
          33,770   Standard Register Co.............................     1,045
          45,700   International Business Machines Corp.............     8,443
                                                                      --------
                                                                         9,488
                                                                      --------

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    HEALTHCARE SUPPLIES & SERVICES (6.7%)
         114,770   Columbia HCA/Healthcare Corp.....................  $  2,841
      (a)143,000   Foundation Health Systems 'A'....................     1,707
      (a)305,300   HEALTHSOUTH Corp.................................     4,713
          35,210   Mallinckrodt, Inc................................     1,085
      (a)159,800   Tenet Healthcare Corp............................     4,195
          92,200   United HealthCare Corp...........................     3,970
                                                                      --------
                                                                        18,511
                                                                      --------
    RETAIL--MAJOR DEPARTMENT STORES (3.3%)
          95,620   Dillards, Inc., 'A'..............................     2,713
          75,900   Sears, Roebuck & Co..............................     3,226
      (a)196,240   Toys 'R' Us, Inc.................................     3,312
                                                                      --------
                                                                         9,251
                                                                      --------
    TEXTILE & APPAREL (4.4%)
         156,600   Liz Claiborne, Inc...............................     4,943
          49,620   Springs Industries, Inc. 'A'.....................     2,056
         109,740   VF Corp..........................................     5,144
                                                                      --------
                                                                        12,143
                                                                      --------
    TOBACCO (3.7%)
         103,140   Philip Morris Cos., Inc..........................     5,518
         157,040   RJR Nabisco Holdings Corp........................     4,662
                                                                      --------
                                                                        10,180
                                                                      --------
  TOTAL CONSUMER PRODUCTS--MISCELLANEOUS............................    90,468
                                                                      --------
  ENERGY (4.1%)
    ELECTRIC--INTEGRATED (1.8%)
          33,770   Cinergy Corp.....................................     1,161
          28,000   Duke Power Co....................................     1,794
          44,340   GPU, Inc.........................................     1,959
                                                                      --------
                                                                         4,914
                                                                      --------
    OIL & GAS (2.3%)
      (a)126,300   Nabors Industries, Inc...........................     1,713
          41,860   Phillips Petroleum Co............................     1,784
         119,870   Ultramar Diamond Shamrock Corp...................     2,907
                                                                      --------
                                                                         6,404
                                                                      --------
  TOTAL ENERGY......................................................    11,318
                                                                      --------
  FINANCE (25.7%)
    BANKING (7.6%)
               2   Associates First Capital Corp. 'A'...............        --
          75,100   BankAmerica Corp.................................     4,515
          46,600   BankBoston Corp..................................     1,814
         111,440   Chase Manhattan Corp.............................     7,585
         159,900   First Data Corp..................................     5,067
          47,740   Republic New York Corp...........................     2,175
                                                                      --------
                                                                        21,156
                                                                      --------
    INSURANCE (6.2%)
         117,380   Allstate Corp....................................     4,534
          71,740   Hartford Financial Services Group................     3,937
         109,405   Old Republic International Corp..................     2,462
         163,750   Washington Mutual, Inc...........................     6,253
                                                                      --------
                                                                        17,186
                                                                      --------

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                                   VALUE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    LIFE INSURANCE (0.8%)
          28,740   American General Corp............................     2,242
                                                                      --------
    LIFE/HEALTH INSURANCE (2.0%)
          70,800   CIGNA Corp.......................................  $  5,474
                                                                      --------
    REINSURANCE (3.1%)
          80,610   Everest Reinsurance Holdings, Inc................     3,139
          62,580   Reliastar Financial Corp.........................     2,887
          33,765   Transatlantic Holdings, Inc......................     2,551
                                                                      --------
                                                                         8,577
                                                                      --------
    SUPER-REGIONAL BANKS--U.S. (6.0%)
          83,700   Bank One Corp....................................     4,274
         115,589   First Union Corp. (N.C.).........................     7,029
          98,500   PNC Bank Corp....................................     5,331
                                                                      --------
                                                                        16,634
                                                                      --------
  TOTAL FINANCE.....................................................    71,269
                                                                      --------
  MATERIALS (3.7%)
    CHEMICALS (2.7%)
          66,200   Air Products & Chemicals, Inc....................     2,648
          74,900   IMC Global, Inc..................................     1,601
          40,300   Morton International, Inc........................       987
      (a)135,400   W.R. Grace & Co..................................     2,124
                                                                      --------
                                                                         7,360
                                                                      --------
    FOREST PRODUCTS & PAPER (0.4%)
          42,820   Westvaco Corp....................................     1,148
                                                                      --------
    METALS-STEEL (0.6%)
         103,300   Inland Steel Industries, Inc.....................     1,743
                                                                      --------
  TOTAL MATERIALS...................................................    10,251
                                                                      --------
  SERVICES (7.0%)
    FOOD--MISCELLANEOUS (2.4%)
          10,400   Dole Food Co.....................................       312
          80,310   IBP, Inc.........................................     2,339
         142,120   Universal Foods Corp.............................     3,899
                                                                      --------
                                                                         6,550
                                                                      --------
    TELECOMMUNICATIONS EQUIPMENT (1.6%)
          84,700   Bell Atlantic Corp...............................     4,489
                                                                      --------
                                                                         VALUE
          SHARES                                                         (000)
------------------------------------------------------------------------------
    TRANSPORTATION--AIRLINES (2.5%)
       (a)57,880   AMR Corp.........................................  $  3,437
          67,200   Delta Airlines, Inc..............................     3,494
                                                                      --------
                                                                         6,931
                                                                      --------
    TRANSPORTATION--RAIL (0.5%)
          18,900   Burlington Northern Railroad Co..................       638
          22,500   CNF Transportation, Inc..........................       845
                                                                      --------
                                                                         1,483
                                                                      --------
  TOTAL SERVICES....................................................    19,453
                                                                      --------
TOTAL COMMON STOCKS (COST $268,097).................................   253,927
                                                                      --------

            FACE
          AMOUNT
           (000)
----------------

STRUCTURED INVESTMENT (1.0%)
         (b)$125   Merrill Lynch & Co., Inc. Single Stock Linked
                     Note, 3.00% plus dividends on Case Corp. stock,
                     8/13/99
                     (COST $3,969)..................................     2,726
                                                                      --------
SHORT-TERM INVESTMENT (7.8%)
  REPURCHASE AGREEMENT (7.8%)
          21,558   Chase Securities, Inc., 4.45%, dated 12/31/98,
                     due 1/4/99, to be repurchased at $21,569,
                     collateralized by $12,965 U.S. Treasury Bonds,
                     11.25%, due 2/15/15, valued at $22,008 (COST
                     $21,558).......................................    21,558
                                                                      --------
TOTAL INVESTMENTS (100.4%) (COST $293,624)..........................   278,211
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%).......................    (1,143)
                                                                      --------
NET ASSET (100%)....................................................  $277,068
                                                                      --------
                                                                      --------

---------------

(a)   --  Non-income producing security
(b)   --  Security is linked to the performance of the common stock of Case
          Corp.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   (000)
--------------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $293,624)     $         278,211
  Cash                                                 1
  Receivable for:
    Dividends                                        365
    Fund Shares Sold                                 271
    Interest                                          93
  Deferred Organizational Costs                        4
                                                --------
    Total Assets                                 278,945
                                                --------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed                             753
    Investments Purchased                            395
    Distribution Fees                                340
    Investment Advisory Fees                         154
    Administrative Fees                               64
    Custody Fees                                      50
    Shareholder Reporting Expenses                    47
    Transfer Agent Fees                               40
    Professional Fees                                 20
    Directors' Fees and Expenses                       7
    Filing and Registration Fees                       7
                                                --------
  Total Liabilities                                1,877
                                                --------
  NET ASSETS                           $         277,068
                                                --------
                                                --------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $              29
  Paid in Capital in Excess of Par               299,066
  Undistributed Net Investment Income                128
  Accumulated Net Realized Loss                   (6,742)
  Unrealized Depreciation on
    Investments                                  (15,413)
                                                --------
NET ASSETS                             $         277,068
                                                --------
                                                --------
CLASS A SHARES:
  Net Assets                           $         112,676
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                11,749
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $112,675,485 and
    11,748,962 Shares Outstanding)     $            9.59
                                                --------
                                                --------
  Maximum Sales Charge                             5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share X 100
    / (100 - maximum sales charge))    $           10.18
                                                --------
                                                --------
CLASS B SHARES:
  Net Assets                           $         132,582
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                13,847
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $132,582,317 and 13,847,281
    Shares Outstanding)*               $            9.57
                                                --------
                                                --------
CLASS C SHARES:
  Net Assets                           $          31,810
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                                 3,325
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $31,809,821 and 3,325,288 Shares
    Outstanding)*                      $            9.57
                                                --------
                                                --------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                   (000)
--------------------------------------------------------
INVESTMENT INCOME:
  Dividends                            $           2,495
  Interest                                           880
                                                --------
   Total Income                                    3,375
                                                --------
EXPENSES:
  Investment Advisory Fees                         1,150
    Less: Fees Waived                                (82)
                                                --------
  Net Investment Advisory Fees                     1,068
  Distribution Fees
    Class A                                          150
    Class B                                          671
    Class C                                          165
  Administrative Fees                                362
  Filing and Registration Fees                        58
  Transfer Agent Fees                                 49
  Shareholder Reports                                 45
  Professional Fees                                   35
  Custodian Fees                                      15
  Directors' Fees and Expenses                         2
  Amortization of Organizational
    Costs                                              2
  Other                                                5
                                                --------
   Net Expenses                                    2,627
                                                --------
Net Investment Income                                748
                                                --------
NET REALIZED GAIN (LOSS) ON:
  Investments                                     (6,563)
                                                --------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                    (16,634)
                                                --------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                      (23,197)
                                                --------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $         (22,449)
                                                --------
                                                --------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                      DECEMBER 31,1998    JULY 7, 1997* TO
                                                           (UNAUDITED)       JUNE 30, 1998
                                                                 (000)               (000)
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       748         $     1,260
  Net Realized Gain (Loss)                                      (6,563)              5,893
  Change in Unrealized Appreciation/Depreciation               (16,634)              1,221
                                                            ----------          ----------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            (22,449)              8,374
                                                            ----------          ----------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (462)               (930)
  Class B                                                          (91)               (264)
  Class C                                                          (22)                (66)
  In Excess of Net Investment Income:
  Class A                                                           --                 (77)
  Class B                                                           --                 (22)
  Class C                                                           --                  (6)
                                                            ----------          ----------
                                                                  (575)             (1,365)
                                                            ----------          ----------
  Net Realized Gain:
  Class A                                                       (2,049)               (502)
  Class B                                                       (2,409)               (431)
  Class C                                                         (584)                (95)
                                                            ----------          ----------
                                                                (5,042)             (1,028)
                                                            ----------          ----------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (5,617)             (2,393)
                                                            ----------          ----------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                    45,673             354,369
  Distributions Reinvested                                       4,917               2,140
  Redeemed                                                     (61,208)            (49,738)
                                                            ----------          ----------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                            (10,618)            306,771
                                                            ----------          ----------
  Total Increase (Decrease) in Net Assets                      (38,684)            312,752
NET ASSETS--Beginning of Period                                315,752               3,000
                                                            ----------          ----------
NET ASSETS--End of Period (Including undistributed
  (distributions in excess of) net investment
  income of $128 and $(45), respectively)                  $   277,068         $   315,752
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  1,799              16,264
     Distributions Reinvested                                      246                 136
     Redeemed                                                   (3,353)             (3,343)
                                                            ----------          ----------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                (1,308)             13,057
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $    16,847         $   167,353
     Distributions Reinvested                                    2,302               1,393
     Redeemed                                                  (32,054)            (35,499)
                                                            ----------          ----------
   Net Increase (Decrease)                                 $   (12,905)        $   133,247
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $   121,317         $   134,222
                                                            ----------          ----------
                                                            ----------          ----------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  2,301              14,654
     Distributions Reinvested                                      224                  60
     Redeemed                                                   (2,254)             (1,138)
                                                            ----------          ----------
   Net Increase in Class B Shares Outstanding                      271              13,576
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $    21,919         $   150,818
     Distributions Reinvested                                    2,115                 607
     Redeemed                                                  (21,134)            (12,023)
                                                            ----------          ----------
   Net Increase                                            $     2,900         $   139,402
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $   143,275         $   140,375
                                                            ----------          ----------
                                                            ----------          ----------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    732               3,584
     Distributions Reinvested                                       53                  14
     Redeemed                                                     (846)               (212)
                                                            ----------          ----------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                   (61)              3,386
                                                            ----------          ----------
                                                            ----------          ----------
   Dollars:
     Subscribed                                            $     6,907         $    36,198
     Distributions Reinvested                                      500                 140
     Redeemed                                                   (8,020)             (2,216)
                                                            ----------          ----------
   Net Increase (Decrease)                                 $      (613)        $    34,122
                                                            ----------          ----------
                                                            ----------          ----------
   Ending Paid in Capital                                  $    34,503         $    35,116
                                                            ----------          ----------
                                                            ----------          ----------
------------------------------------------------------------------------------------------
* Commencement of operations

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                            CLASS A                         CLASS B                         CLASS C
                                  ----------------------------    ----------------------------    ----------------------------
                                    SIX MONTHS                      SIX MONTHS                      SIX MONTHS
                                         ENDED         JULY 7,           ENDED         JULY 7,           ENDED         JULY 7,
                                  DECEMBER 31,        1997* TO    DECEMBER 31,        1997* TO    DECEMBER 31,        1997* TO
SELECTED PER SHARE DATA AND               1998        JUNE 30,            1998        JUNE 30,            1998        JUNE 30,
RATIOS                             (UNAUDITED)           1998#     (UNAUDITED)           1998#     (UNAUDITED)           1998#
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $      10.53    $      10.00    $      10.51    $      10.00    $      10.50    $      10.00
                                  ------------    ------------    ------------    ------------    ------------    ------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                   0.05            0.11            0.01            0.03            0.01            0.03
  Net Realized and Unrealized
    Gain (Loss)                          (0.78)           0.56           (0.77)           0.56           (0.76)           0.55
                                  ------------    ------------    ------------    ------------    ------------    ------------
  Total From Investment
    Operations                           (0.73)           0.67           (0.76)           0.59           (0.75)           0.58
                                  ------------    ------------    ------------    ------------    ------------    ------------
DISTRIBUTIONS
  Net Investment Income                  (0.04)          (0.08)          (0.01)          (0.03)          (0.01)          (0.03)
  In Excess of Net Investment
    Income                                  --           (0.01)             --           (0.00)++           --           (0.00)++
  Net Realized Gain                      (0.17)          (0.05)          (0.17)          (0.05)          (0.17)          (0.05)
                                  ------------    ------------    ------------    ------------    ------------    ------------
  Total Distributions                    (0.21)          (0.14)          (0.18)          (0.08)          (0.18)          (0.08)
                                  ------------    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD    $       9.59    $      10.53    $       9.57    $      10.51    $       9.57    $      10.50
                                  ------------    ------------    ------------    ------------    ------------    ------------
                                  ------------    ------------    ------------    ------------    ------------    ------------
TOTAL RETURN (1)                         (6.86)%          6.74%          (7.28)%          6.01%          (7.10)%          5.83%
                                  ------------    ------------    ------------    ------------    ------------    ------------
                                  ------------    ------------    ------------    ------------    ------------    ------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                         $    112,676    $    137,447    $    132,582    $    142,741    $     31,810    $     35,564
Ratio of Expenses to Average
  Net Assets                              1.45%**         1.45%**         2.20%**         2.20%**         2.20%**         2.20%**
Ratio of Net Investment Income
  to Average Net Assets                   0.96%**         1.02%**         0.17%**         0.28%**         0.17%**         0.29%**
Portfolio Turnover Rate                     27%             38%             27%             38%             27%             38%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income             $         --    $       0.01    $         --    $       0.01    $         --    $       0.01
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                                1.49%**         1.60%**         2.24%**         2.35%**         2.24%**         2.35%**
  Net Investment Income to
    Average Net Assets                    0.92%**         0.88%**         0.13%**         0.14%**         0.13%**         0.15%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
 ++  Amount is less than $0.01 per share
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                             VAN KAMPEN VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Value Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on July 7, 1997.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

5. STRUCTURED SECURITIES: The Value Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more

-----------------------
          12

                             VAN KAMPEN VALUE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.), Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser") and Miller Anderson & Sherrerd LLP, wholly owned subsidiaries of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                 CLASS B
                 CLASS A       AND CLASS C
              MAX. OPERATING  MAX. OPERATING
ADVISORY FEE  EXPENSE RATIO   EXPENSE RATIO
------------  --------------  --------------
   0.80%          1.45%           2.20%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $60,573 for Class A shares and deferred sales charges of $7,062, $432,611 and $15,469 for Class A shares, Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $74,729,000 and sales of approximately

                                                              ------------------
                                                                    13

                             VAN KAMPEN VALUE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

$66,544,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                         NET
   COST      APPREC.    (DEPREC.)   (DEPRECIATION)
  (000)       (000)       (000)         (000)
----------  ---------  -----------  -------------
 $293,624    $23,136    $(38,549)     $(15,413)

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

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DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISERS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIAN

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

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FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR
THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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NOTES:

                               [VAN KAMPEN FUNDS]

     1 Parkview Plaza / / P.O. Box 5555 / / Oakbrook Terrace, IL 60181-5555
                              / / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999